                                                                  Exhibit 10.5.7
                                                  Name:  Richard H. Kisber, M.D.


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
             L.L.C.                          PERCENTAGE                    CASH
           OWNERSHIP                          OWNERSHIP                   AMOUNT
       --------------------                  ----------                   ------
            $30,000                              2%                      $39,000





                                            /s/   Richard H. Kisber, M.D.
                                            ------------------------------------
                                            Name:    Richard H. Kisber, M.D.


May 23, 2002
    --